Exhibit 99.3

Consolidated Balance Sheets

(dollars in millions)

	3-31-13	12-31-12	3-31-12
Assets
Loans	$52,574	$52,822	$49,226
Loans held for sale	434	599	511
Securities available for sale	13,496	12,094	14,633
Held-to-maturity securities	3,721	3,931	3,019
Trading account assets	701	605	614
Short-term investments	3,081	3,940	3,605
Other investments	1,059	1,064	1,188

Total earning assets	75,066	75,055	72,796
Allowance for loan and lease losses	(893)	(888)	(944)
Cash and due from banks	621	584	415
Premises and equipment	930	965	937
Operating lease assets	309	288	335
Goodwill	979	979	917
Other intangible assets	159	171	15
Corporate-owned life insurance	3,352	3,333	3,270
Derivative assets	609	693	830
Accrued income and other assets	2,884	2,774	3,070
Discontinued assets	5,182	5,282	5,790

Total assets	$89,198	$89,236	$87,431

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$32,700	$32,380	$29,124
Savings deposits	2,546	2,433	2,075
Certificates of deposit ($100,000 or more)	2,998	2,879	3,984
Other time deposits	4,324	4,575	5,848

Total interest-bearing deposits	42,568	42,267	41,031
Noninterest-bearing deposits	21,564	23,319	19,606
Deposits in foreign office — interest-bearing	522	407	857

Total deposits	64,654	65,993	61,494
Federal funds purchased and securities sold under repurchase agreements	1,950	1,609	1,846
Bank notes and other short-term borrowings	378	287	324
Derivative liabilities	524	584	754
Accrued expense and other liabilities	1,352	1,387	1,424
Long-term debt	7,785	6,847	8,898
Discontinued liabilities	2,176	2,220	2,575

Total liabilities	78,819	78,927	77,315
Equity
Preferred stock, Series A	291	291	291
Common shares	1,017	1,017	1,017
Capital surplus	4,059	4,126	4,116
Retained earnings	7,065	6,913	6,411
Treasury stock, at cost	(1,930)	(1,952)	(1,717)
Accumulated other comprehensive income (loss)	(162)	(124)	(19)

Key shareholders’ equity	10,340	10,271	10,099
Noncontrolling interests	39	38	17

Total equity	10,379	10,309	10,116

Total liabilities and equity	$89,198	$89,236	$87,431

Common shares outstanding (000)	922,581	925,769	956,102

Consolidated Statements of Income

(dollars in millions, except per share amounts)

	Three months ended
	3-31-13	12-31-12	3-31-12
Interest income
Loans	$548	$563	$536
Loans held for sale	4	5	5
Securities available for sale	80	85	116
Held-to-maturity securities	18	19	12
Trading account assets	6	3	6
Short-term investments	2	2	1
Other investments	9	11	8

Total interest income	667	688	684
Interest expense
Deposits	45	49	77
Federal funds purchased and securities sold under repurchase agreements	1	1	1
Bank notes and other short-term borrowings	1	2	2
Long-term debt	37	35	51

Total interest expense	84	87	131

Net interest income	583	601	553
Provision (credit) for loan and lease losses	55	57	42

Net interest income (expense) after provision for loan and lease losses	528	544	511
Noninterest income (a)
Trust and investment services income	95	95	96
Investment banking and debt placement fees	79	110	61
Service charges on deposit accounts	69	75	68
Operating lease income and other leasing gains	23	19	52
Corporate services income	45	41	44
Cards and payments income	37	38	29
Corporate-owned life insurance income	30	36	30
Consumer mortgage income	7	11	9
Net gains (losses) from principal investing	8	2	35
Other income (b)	32	12	18

Total noninterest income	425	439	442
Noninterest expense
Personnel	391	422	372
Net occupancy	64	69	64
Computer processing	39	38	41
Business services and professional fees	35	54	37
Equipment	26	27	26
Operating lease expense	12	12	17
Marketing	6	20	13
FDIC assessment	8	8	8
Intangible asset amortization on credit cards	8	8	—
Other intangible asset amortization	4	4	1
Provision (credit) for losses on lending-related commitments	3	(14)	—
OREO expense, net	3	1	6
Other expense	82	85	94

Total noninterest expense	681	734	679

Income (loss) from continuing operations before income taxes	272	249	274
Income taxes	70	53	73

Income (loss) from continuing operations	202	196	201
Income (loss) from discontinued operations, net of taxes	3	7	(1)

Net income (loss)	205	203	200
Less: Net income (loss) attributable to noncontrolling interests	1	—	—

Net income (loss) attributable to Key	$204	$203	$200

Income (loss) from continuing operations attributable to Key common shareholders	$196	$190	$195
Net income (loss) attributable to Key common shareholders	199	197	194
Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.21	$.21	$.21
Income (loss) from discontinued operations, net of taxes	—	.01	—
Net income (loss) attributable to Key common shareholders (c)	.22	.21	.20
Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.21	$.20	$.20
Income (loss) from discontinued operations, net of taxes	—	.01	—
Net income (loss) attributable to Key common shareholders (c)	.21	.21	.20
Cash dividends declared per common share	$.05	$.05	$.03
Weighted-average common shares outstanding (000)	920,316	925,725	949,342
Weighted-average common shares and potential common shares outstanding (000) (d)	926,051	930,382	953,971

(a)	The noninterest income lines have been changed for the current quarter and all prior quarters to reflect Key’s current business mix.
(b)	For the three months ended March 31, 2013, December 31, 2012, and March 31, 2012, Key did not have any impairment losses related to securities.
(c)	Earnings per share may not foot due to rounding.
(d)	Assumes conversion of stock options and/or Preferred Series A shares, as applicable.